UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

VERTIV HOLDINGS CO

Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Dearborn Drive, Columbus, Ohio 43085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 22, 2023, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) entered into an Amendment no. 2 to Term Loan Credit Agreement (the “Amendment”), which amends that certain Term Loan Credit Agreement, dated as of March 2, 2020 (as amended by the Amendment No. 1 to Credit Agreement, dated as of March 10, 2021, and as amended by the Amendment, the “Credit Agreement”) by and among Vertiv Group Corporation, a Delaware corporation (“Borrower”) and an indirect wholly-owned subsidiary of Vertiv Holdings Co (the “Company”), Vertiv Intermediate Holding II Corporation, a Delaware corporation, as holdings and the direct parent of Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party thereto.

Pursuant to the Amendment, the interest rate under the Credit Agreement transitions, effective July 1, 2023, from the London Interbank Offered Rate (LIBOR) available for borrowings under the credit agreement and related LIBOR-based mechanics to an interest rate based on the Secured Overnight Financing Rate (SOFR) and related SOFR-based mechanics.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto. The representations and warranties referenced in the Amendment, were made only for purposes of such amendment and as of the dates specified therein; were solely for the benefit of certain parties to such Amendments; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations and warranties or any description thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendments, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Amendment No. 2 to Term Loan Credit Agreement, dated as of June 23, 2023, by and among Vertiv Intermediate Holding II Corporation as Holdings, Vertiv Group Corporation, as borrower, the several banks and other financial institutions or entities from time to time party thereto, Citibank, N.A., as administrative agent and the other persons party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	Vertiv Holdings Co

/s/ David Fallon
Name: David Fallon
Title: Chief Financial Officer